UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 13, 2012

Comdisco Holding Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-499-68	54-2066534
(Commission File Number)	(IRS Employer Identification No.)

5600 NORTH RIVER ROAD, SUITE 800 ROSEMONT, ILLINOIS	60018
(Address of Principal Executive Offices)	(Zip Code)

(847) 698-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

On February 13, 2012, Comdisco Holding Company, Inc. issued a press release reporting financial results for its fiscal first quarter ended December 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated February 13, 2012

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMDISCO HOLDING COMPANY, INC.

Dated: February 13, 2012	By:	/s/ Deborah Dompke
	Name:	Deborah Dompke
	Title:	Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated February 13, 2012